Amendment No. 5
                               To
                  Schedule A to Exhibit (10)(y)
                        February 1, 1994


Form of Indemnification Agreement dated as of:

     (i)  December 11, 1986, with the following officers:

          Richard B. Madden, Chairman and Chief
            Executive Officer

          John M. Richards, President and Chief
            Operating Officer

          L. Pendleton Siegel, Executive Vice President

          Sandra T. Powell, Vice President and Secretary

    (ii)  October 1, 1989, with George E. Pfautsch,
            Senior Vice President and Treasurer

   (iii)  April 1, 1990, with Ralph M. Davisson, Vice
            President

    (iv)  March 14, 1991, with Charles R. Pottenger,
            Group Vice President

     (v)  March 1, 1992, with Thomas J. Smrekar, Group
            Vice President

    (vi)  January 1, 1993, with Richard L. Paulson, Vice
            President

   (vii)  August 1, 1993, with Robert V. Hershey, Vice
            President